UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2023
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (972) 443-4000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	The New York Stock Exchange
1.125% Senior Notes due 2023	CE /23	The New York Stock Exchange
1.250% Senior Notes due 2025	CE /25	The New York Stock Exchange
4.777% Senior Notes due 2026	CE /26A	The New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	The New York Stock Exchange
0.625% Senior Notes due 2028	CE /28	The New York Stock Exchange
5.337% Senior Notes due 2029	CE /29A	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

As previously disclosed in the Current Report on Form 8-K on November 1, 2022, as amended on November 21, 2022, on November 1, 2022, Celanese Corporation ("Celanese" or the "Company") completed its previously announced acquisition of a majority of the Mobility and Materials businesses (the "M&M Acquisition," and such businesses being acquired, the "M&M Business") from DuPont de Nemours, Inc. and one of its affiliates ("DuPont").

Combined Financial Statements of the M&M Business and Pro Forma Financial Information of the Company relating to the M&M Acquisition

On March 31, 2023, the Company provided the following updated financial information pursuant to Securities and Exchange Commission requirements:

(i) The historical unaudited combined financial statements of the M&M Business and related notes as of September 30, 2022 and for the nine months ended September 30, 2022 and 2021, which are filed as Exhibit 99.1 and incorporated by reference herein.

(ii) The unaudited pro forma combined statement of operations of the Company relating to the M&M Acquisition and related notes for the year ended December 31, 2022, which are filed as Exhibit 99.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are being furnished herewith:

Exhibit Number	Description

99.1	The historical unaudited combined financial statements of DuPont's Mobility and Materials Business and related notes as of September 30, 2022 and for the nine months ended September 30, 2022 and 2021.

99.2	Unaudited pro forma combined statement of operations of Celanese Corporation relating to the M&M Acquisition and related notes for the year ended December 31, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ MICHAEL R. SULLIVAN
Name:	Michael R. Sullivan
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date:	March 31, 2023
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